UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2017

XCEL BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37527	76-0307819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 Broadway, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (347) 727-2474

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On October 23, 2017, a majority of the stockholders of Xcel Brands, Inc. (the “Company”) approved the further amendment and restatement of the Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”).

The Amended and Restated Certificate of Incorporation further amends and restates the Company’s amended and restated certificate of incorporation in order to increase the total number of authorized shares of capital stock which the Company shall have authority to issue from 36,000,000 shares, consisting of 35,000,000 shares of common stock and 1,000,000 shares of preferred stock, to 51,000,000 shares, consisting of 50,000,000 shares of common stock and 1,000,000 shares of preferred stock.

The foregoing summary of the Amended and Restated Certificate of Incorporation is qualified in their entirety by reference to the text of the Amended and Restated Certificate of Incorporation a copy of which are filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on October 23, 2017, the stockholders of the Company entitled to vote at the meeting voted to (i) elect the seven individuals named below to serve as directors of the Company to hold office until the Annual Meeting of Stockholders to be held in 2017 and until their successors have been duly elected and qualified, (ii) approve the further amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation and (iii)  approve to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

1)	The votes cast by stockholders with respect to the election of directors were as follows:

Names of Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Robert W. D’Loren	11,177,955	3	47,200
Mark DiSanto	9,799,739	89,826	1,335,593
Michael Francis	11,177,955	3	47,200
Richard Kirschenbaum	11,088,132	89,826	47,200
Howard Liebman	9,889,062	503	1,335,593
Benjamin Malka	9,889,562	3	1,335,593

2)	The votes cast by stockholders with respect to the Xcel Brands, Inc. Amended and Restated Certificate of Incorporation:

12,753,243 shares FOR the proposal, 10,059 shares AGAINST the proposal and 40,972.

3)	The votes cast by stockholders with respect to the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 were as follows:

12,804,573 shares FOR the proposal, 1 share AGAINST the proposal and 8,703 ABSTENTIONS.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
No. 3.1	Amendment and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL BRANDS, INC. (Registrant)

By:	/s/ James F. Haran
	Name:	James F. Haran
	Title:	Chief Financial Officer

Date: October 24, 2017